NOTICE OF MEETING ADJOURNMENT

December 18, 2015

We are almost there, but we still need your help. The special meeting of shareholders of Huntington Funds has been adjourned until December 29th to provide shareholders who have not yet cast their important proxy vote with additional time to do so.

Our records indicate that one of the Funds in which you are invested, has yet to receive sufficient voting participation. We apologize for the continued follow-up regarding this matter. However, it is critical that we receive your proxy vote by December 29th. Please help us to avoid further delay and cost by taking a moment to cast your vote today.

We value your time and have set up convenient voting options. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposals listed in both the proxy statement and on the enclosed copy of your proxy card(s).

Please help us proceed with the business of the Funds.       Thank you in advance to your attention to this important matter.

Sincerely,

Daniel Brewer

President and Chief Executive Officer

P.S. – More information regarding this special meeting and the proposal can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-866-796-6899 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are four convenient methods for voting your proxy:

1.	Vote by Phone (Live Operator). You may cast your vote by telephone with a proxy specialist by calling toll-free at 1-866-796-6899 Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the adjourned special meeting on December 29th.

2960 North Meridian Street, Indianapolis, IN 46208

NOBO-Reg

NOTICE OF MEETING ADJOURNMENT

December 18, 2015

We are almost there, but we still need your help. The special meeting of shareholders of Huntington Funds has been adjourned until December 29th to provide shareholders who have not yet cast their important proxy vote with additional time to do so.

Our records indicate that one of the Funds in which you are invested, has yet to receive sufficient voting participation. We apologize for the continued follow-up regarding this matter. However, it is critical that we receive your proxy vote by December 29th. Please help us to avoid further delay and cost by taking a moment to cast your vote today.

We value your time and have set up convenient voting options. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposals listed in both the proxy statement and on the enclosed copy of your proxy card(s).

Please help us proceed with the business of the Funds.       Thank you in advance to your attention to this important matter.

Sincerely,

Daniel Brewer

President and Chief Executive Officer

P.S. – More information regarding this special meeting and the proposal can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-866-796-6899 for assistance. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are three convenient methods for voting your proxy:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the adjourned special meeting on December 29th.

2960 North Meridian Street, Indianapolis, IN 46208

OBO-VA